SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 15, 2012

GLOBAL GATE PROPERTY CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-52330	20-3305472
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Park Avenue , Suite 1440 New York, NY	10022
(Address of principal executive offices)	(Zip Code)

860.604.5892
(Registrant’s telephone number, including area code)

(Former name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Previous independent registered public accounting firm

(a) On July 15, 2012, Global Gate Property Corp.  (the “Company”) dismissed Davis, Graber, Plotzker & Ward, LLP (“Davis, Graber, Plotzker & Ward”)  as its  independent registered public accounting firm. The decision to dismiss Davis, Graber, Plotzker & Ward as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on July 15, 2012.

Except as noted in the paragraph immediately below, the reports of Davis, Graber, Plotzker & Ward on the Company’s  financial statements for the year ended December 31, 2010  did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle, except that Davis, Graber, Plotzker & Ward’s audit report for the year ended December 31, 2010 stated that certain conditions raised substantial doubt about the Company’s ability to continue as a going concern due to negative working capital and operating losses, and that the financial statements do not include any adjustments to reflect the possible effects that may result from the outcome of this uncertainty.. The Company’s financial statements as of and for the year ended December 31, 2009 were audited by another independent registered public accounting firm.

During the year ended December 31, 2010 and the subsequent interim period through July 15, 2012 , (i) the Company has not had any disagreements with Davis, Graber, Plotzker & Ward  on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Davis, Graber, Plotzker & Ward’s  satisfaction, would have caused them to make reference thereto in their reports on the Company’s  financial statements for such periods and (ii) there were no reportable events as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

On October 1, 2012, the Company provided Davis, Graber, Plotzker & Ward with a copy of this disclosure set forth under this Item 4.01 and was requested to furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the above statements.

A copy of the letter from Davis, Graber, Plotzker & Ward is attached hereto as Exhibit 16.1 to this Current Report on Form 8-K and which is incorporated by reference herein.

New independent registered public accounting firm

On July 15, 2012  (the “Engagement Date”), the Company engaged RBSM LLP (“RBSM ”) as its independent registered public accounting firm for the Company’s fiscal year ended December 31, 2011. The decision to engage RBSM  as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on July 15, 2012.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with RBSM regarding either:

1.
the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that RBSM  concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.
any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

 Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
16.1	Letter from Davis, Graber, Plotzker & Ward, LLP dated October 1, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL GATE PROPERTY CORP.

Dated: October 9, 2012	By:	/s/ Gary Ohlbaum
Name: Gary Ohlbaum
Chief Executive Officer

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